UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): December 15, 2016

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On December 15, 2016, Hamilton Street Funding LLC (“Hamilton Street”), a wholly owned, special purpose financing subsidiary of FS Investment Corporation (the “Company”), entered into a revolving credit facility (the “Hamilton Street Credit Facility”), pursuant to (a) a Loan and Security Agreement, dated as of December 15, 2016, by and among Hamilton Street, as borrower, each of the lenders from time to time party thereto, each of the lender agents from time to time party thereto, HSBC Bank USA, National Association, as administrative agent (in such capacity, the “Administrative Agent”), and U.S. Bank National Association, as collateral agent, account bank and custodian, and (b) certain other related transaction documents.

The Hamilton Street Credit Facility provides for a five-year credit facility with a four-year revolving period, during which Hamilton Street is permitted to borrow, repay and reborrow advances up to $150,000,000, subject to its compliance with the terms of the Hamilton Street Credit Facility (including maintenance of the required borrowing base). The Hamilton Street Credit Facility has an accordion option that would permit the parties to increase the commitments by an additional $50,000,000 to $200,000,000. After the revolving period, outstanding advances under the Hamilton Street Credit Facility must be repaid by 5% each month until the maturity date at which time all remaining outstanding advances must be repaid. Hamilton Street will use the proceeds of the advances to distribute cash to the Company, and the Company, thereupon, will use such cash, in whole or in part, to retire other outstanding indebtedness of the Company and its wholly owned subsidiaries.

Hamilton Street has appointed the Company to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Hamilton Street’s obligations to the lenders and other secured parties under the Hamilton Street Credit Facility are secured by a first priority security interest in substantially all of Hamilton Street’s assets. The obligations of Hamilton Street under the Hamilton Street Credit Facility are non-recourse to the Company, and, accordingly, the Company’s exposure under the Hamilton Street Credit Facility is limited to the value of the Company’s investment in Hamilton Street.

Hamilton Street will pay interest quarterly in arrears on the advances under the Hamilton Street Credit Facility at a rate per annum equal to (a) the London Interbank Offered Rate for a three-month interest period (subject to a 0% floor) plus (b) a spread of 2.50%. Hamilton Street will pay an undrawn fee during the revolving period in an amount equal to (a) 0.50% per annum on any unborrowed amounts up to 35% of the commitments plus (b) 1.65% per annum on any unborrowed amounts above that threshold.

In connection with the Hamilton Street Credit Facility, Hamilton Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Hamilton Street Credit Facility contains customary events of default for similar financing transactions, including: (a) Hamilton Street’s failure to make principal, interest or other payments when due; (b) any uncured deficiency in the required borrowing base or excess foreign currency exposure; (c) the failure of Hamilton Street or the Company to observe or perform their respective covenants under the transaction documents, subject to applicable cure periods; (d) Hamilton Street’s representation and warranties being false; (e) any cross-default to other material indebtedness of Hamilton Street or the Company after giving effect to applicable cure periods; (f) the insolvency or bankruptcy of Hamilton Street or the Company; (g) the failure of the Company to own 100% of the outstanding interests of Hamilton Street; (h) the failure of the Company to be regulated as a “business development company” under the Investment Company Act of 1940, as amended (the “1940 Act”); (i) the failure of the Company to maintain an asset coverage ratio of at least 2 to 1; and (j) the failure of the Company to maintain a net asset value of at least $400,000,000. Upon the occurrence and during the continuance of an event of default, the Administrative Agent may declare the outstanding advances and all other obligations under the Hamilton Street Credit Facility immediately due and payable.

Borrowings of Hamilton Street will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

Hamilton Street incurred certain customary costs and expenses and paid certain fees to HSBC Bank in connection with the Hamilton Street Credit Facility.

The foregoing descriptions of the Hamilton Street Credit Facility as set forth in this Item 1.01 are a summary only and are qualified in all respects by the provisions of the Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.

Financial Statements and Exhibits.

 (d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Loan and Security Agreement, dated as of December 15, 2016, by and among Hamilton Street Funding LLC, as borrower, each of the lenders from time to time party thereto, each of the lender agents from time to time party thereto, HSBC Bank USA, National Association, as administrative agent, and U.S. Bank National Association, as collateral agent, account bank and custodian.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	December 19, 2016	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Loan and Security Agreement, dated as of December 15, 2016, by and among Hamilton Street Funding LLC, as borrower, each of the lenders from time to time party thereto, each of the lender agents from time to time party thereto, HSBC Bank USA, National Association, as administrative agent, and U.S. Bank National Association, as collateral agent, account bank and custodian.